Exhibit 10.9

Contract for Joint Operations, Purchase and Sale of
Pollution – Free Pigs Supplied to Shenzhen

Between
Party A: Shenzhen Dexing Food Development Co., Ltd.
And
Party B: Jiangxi Yingtan Tianying Husbandry Group (Yingtan Huaxin Husbandry Co., Ltd.)

In order to development pig production, support the base, ensure the supply, and seek the common development, and allow the citizens in Shenzhen to access to pollution – free meat, and on the basis of mutual benefit, joint operations of purchase and sale, and year – round cooperation, the following is hereby reached by both Party A and Party B through amicable negotiation with respect to supply of pollution – free pigs to Shenzhen:

Article I. Quantity: Seven bases supplying to Shenzhen, under the jurisdiction of the Group, shall provide Party A with 200,000 pigs of a fine breed which satisfy the national pollution – free standard in 2010, and shall be also responsible for produce relevant certificates and vouchers. Specific delivery timeline and annual delivery quantity shall be further determined by both parties.

Article II. Spec and quality: Party B must provide pigs which comply with national pollution – free hygiene standard. In the event that clenbuterol is detected by relevant department or any pig fails to satisfy the national hygiene standard, any and all consequences and losses shall be borne by Party B. Each pig shall weigh 100 – 120 kg.

Article III: Place of delivery: All pig cultivation farms owned by Party B.

Article IV: Pig price shall be based on protection against low price and limitation on high price:

1. For Party B’s pigs to be supplied to Shenzhen, the price shall be the lowest protection price, i.e. RMB 5.8 per 500g: Pig supply price of Party B shall not be less than RMB 5.8 per 500g. If the market price is less than RMB 5.8 per 500g, the lowest protection price shall be adopted; if the market price is more than RMB 5.8 per 500g, the market price shall be prevail.

2. For Party B’s pigs to be supplied to Shenzhen, the upper price limit is set at RMB 7.8 per 500g: Pig supply price of Party B shall not be more than RMB 7.8 per 500g. If the market price is more than RMB 7.8 per 500g, the upper price limit shall be adopted; if the market price is less than RMB 7.8 per 500g, the market price shall prevail.

Article V: Transport and fright: It is Party A’s responsibility to arrange vehicle for transport and bear relevant expenses.

Article VI: Terms of settlement: After receiving pigs and weighing, Party A shall pay the goods price in a timely manner in cash or via wire transfer.

Article VII: Term of agreement: This agreement has a term of ONE year and shall become effective on February 1, 2010.

Article VIII: This agreement is made in duplicate, each party holding ONE. For any matters not mentioned herein, a supplementary agreement may be entered into by both parties. Such supplementary agreement shall be equally binding as this agreement.

Party A: Shenzhen Dexing Food Development Co., Ltd.
Authorized representative: Luo Yingmin
Cell number: 13802588788
Company address: Rm 501, Building No.2, Qingshuihe Meat Product Factory, Shenzhen
Tel: 0755 – 22316732
Fax: 0755 – 22314821

Party B: Jiangxi Yingtan Huaxin Livestock Co., Ltd.
Authorized representative: Pan Gongshu
Cell number: 13307013339
Company address: 88 Gui Hua Yuan, Guan Jin Cheng, Yujiang County
Tel: 0701 – 5680890
Fax: 0701 - 5680891

供深无公害生猪联营购销合同

甲　方：深圳市德兴食品开发有限公司

乙　方：江西省鹰潭市天鹰牧业集团（鹰潭华鑫牧业有限公司）

为发展生猪生产，扶植基地，确保供应，共谋发展，让深圳市民真正吃上无公害放心肉，本着互惠互利、购销联营、常年合作的原则，经甲乙双方友好协商，就为深圳市提供无公害生猪等事宜达成如下协议：

一、**数量：**集团所属七家供深基地，在 2010 年期间为甲方提供本养猪场符合国家无公害标准的良种生猪 20 万头，并负责提供相关证明、票据。具体到货日期及每车数量双方再做计划确定。

二、**规格质量：**乙方必须提供符合国家无公害卫生标准的生猪。若被有关部门检测出有瘦肉精或不符合国家卫生标准的生猪，一切后果及损失由乙方负责。生猪体重每头 100--120 公斤左右。

三、**交货地点：**乙方各生猪养殖场。

四、**价格：生猪价格实行低价保护、高价限制的原则：**1.乙方供深生猪价格实行 5.8 元/斤的最低保护价：乙方的生猪供应价格不得低于 5.8 元/斤，如市价低于 5.8 元/斤，则按最低保护价计算；如市价高于 5.8 元/斤，则按市价计算。

2.对乙方的供深生猪实行 7.8 元/斤的最高限价：乙方的生猪供应价格不得高于 7.8 元/斤，如市价高于 7.8 元/斤，则按最高限价计算；如市价低于 7.8 元/斤，则按市价计算。

五、**运输及费用：**由甲方派车运输及负责费用。

六、**结款方式**：甲方收货过秤后，用现金或银行汇款及时付清货款。

七、**合同期限**：本合同定一年，从 2010 年 2 月 1 日起执行。

八、本合同一式两份，双方各执一份。如有未尽事宜，可做补充协议。

补充协议同样具有法律效力。

甲方：深圳市德兴食品开发有限公司

代表：

手机：13802588788

公司地址：深圳市清水河肉联厂2栋501室

电话：0755-22316732

传真：0755-22314821

乙方：江西鹰潭天鹰牧业集团

代表：

手机：13307013339

公司地址：余江县冠锦城桂花苑88号

电话：0701-5680890

传真：0701-5680891

Contract
between
Party A: Shenzhen Dexing Food Development Co., Ltd.
and
Party B: Jiangxi Yingtan Tianying Husbandry Group

In order to better carry through national food safety work and ensure supply the citizens in Shenzhen with pollution – free meat, the following agreement is hereby reached through amicable negotiation by both Party A and Party B with respect to joint operations and cooperation for the purpose of providing Shenzhen with pollution – free pigs:

Article 1 Quantity: Party B shall provide Party A with 50,000 pigs of a fine breed, which are cultivated at its own pig farm and meet national pollution – free standard, on a monthly basis and be responsible for producing relevant certificates and vouchers. Specific delivery timeline and annual delivery quantity per vehicle shall be further determined by both parties. Accumulative delivery quantity each year shall not be less than 600,000.

Article 2 Spec & quality: Party B must supply pigs which comply with national pollution – free hygiene standard. In the event that clenbuterol is detected by relevant department or any pig fails to satisfy the national hygiene standard, any and all consequences and losses shall be borne by Party B. Each pig shall weigh about 100 kg.

Article 3 Place of delivery: Designated pig slaughter base of Shenzhen Dexing Company.

Article 4 Price: The price shall be determined by both parties through mutual negotiation based on the market price. The minimum supply price shall not be less than RMB 10.6 per kg.

Article 5 Transport & fees: It is the responsibility of Party B to arrange vehicles for transport purpose and relevant fees shall be borne by Party B.

Article 6 Terms of settlement: Party A shall pre-pay RMB 5,000,000 to Party B for capital turnover within five business days upon execution and effectiveness of the contract. Thereafter, every time Party A receives and weighs pigs, Party A shall pay the goods price in a timely manner in cash or via wire transfer.

Article 7 Bonus and punitive measures: If Party B successfully accomplishes the yearly supply task, Party A shall give a bonus to Party B at RMB 10 per pig.

Article 8 Term of contract: This contract has a term of three year and comes into effect on March 24, 2009.

Article 9 This contract is made in duplicate, Party A and Party B holding ONE each. In case of any matters not mentioned herein, a supplementary agreement may be entered into. Such supplementary agreement is equally binding as this contract.

Party A: Shenzhen Dexing Food Development Co., Ltd.
Authorized representative:
Cell number: 13802588788
Company address: Rm 501, Building No.2, Qingshuihe Meat Production Factory, Shenzhen
Tel: 0755 – 22316732
FaxL 0755 – 22314821
Bank name: Bank of China Yujiang Sub-branch Yudiao Business Office
A/C No.: 742862180968091001

Party B: Jiangxi Yingtan Tianying Husbandry Group
Authorized representative: Pan Luping
Cell number: 13507013339
Company address: 88 Gui Hua Yuan, Guan Jin Cheng, Yujiang County
Tel: 0701 – 5680890
Fax: 0701 - 5680891
Bank name: Industrial and Commercial Bank of China Shenzhen Luohu Sub-branch
A/C No.: 4000020409200121070

甲　方：**深圳市德兴食品开发有限公司**

乙　方：**江西鹰潭天鹰牧业集团**

为更好落实国家食品安全工作，确保深圳市民真正吃上无公害放心肉，经甲乙双方友好协商，就联营合作为深圳市提供无公害生猪等事宜达成如下协议：

一、**数量**：乙方每月为甲方提供本养猪场符合国家无公害标准的良种生猪 5 万 头，并负责提供相关证明、票据。具体到货日期及每车数量双方再做计划确定。一年累计不低于 60 万 头。

二、**规格质量**：乙方必须提供符合国家无公害卫生标准的生猪。若被有关部门检测出有瘦肉精及不符合国家卫生标准的生猪，一切后果及损失由乙方负责。生猪体重每头 100 公斤左右。

三、**交货地点**：深圳市德兴公司生猪定点屠宰基地厂。

四、**价格**：按市场价双方协商确定，最低供货价不低于 10.6 元/公斤。

五、**运输及费用**：由乙方派车运输及负责费用。

六、**结款方式**：甲方在协议签订生效五个工作日内预付 500 万元给乙方进行资金周转，以后每次甲方收货过秤后，用现金或银行汇款及时付清货款。

七、**奖惩措施**：乙方完成年供货任务，甲方按 10 元/头奖励给乙方。

八、**合同期限**：本合同定三年，从 2009 年 3 月 24 日起执行。

九、本合同一式两份，双方各执一份。如有未尽事宜，可做补充协议。补充协议同样具有法律效力。

甲方：深圳市德兴食品开发有限公司

代表：

手机：13802588788

公司地址：深圳市清水河肉联厂2栋501室

电话：0755-22316732

传真：0755-22314821

开户银行：深圳市工商银行罗湖支行

账号：4000020409200121070

乙方：江西鹰潭天鹰牧业集团

代表：

手机：

公司地址：余江县冠锦城桂花苑88号

电话：0701-5680890

传真：0701-5680891

开户银行：中国银行余江支行余雕办事处

账号：742862180968091001